SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 26, 2000

RESIDENTIAL ASSET FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated November 1, 2000, providing for the issuance of
C-BASS 2000-CB4 Trust,   C-BASS  Mortgage  Loan  Asset-Backed Certificates,
Series 2000-CB4).

                      RESIDENTIAL ASSET FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


      North Carolina                  333-81721                  56-2064715
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


301 South College Street, DC-06
Charlotte, North Carolina                                        28202-6001
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 374-4868

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS 2000-CB4 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB4 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 2000 ( the "Agreement"), among Residential Asset Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On December 26, 2000 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2000, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  January 19, 2001          By: /s/
                                        Karen Schluter
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         December 26, 2000

                                  Exhibit 99.1

                         Statement to Certificateholders
                                December 26, 2000


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                 ENDING
                    FACE         PRINCIPAL                                               REALIZED       DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
R1                    0.00              0.00      0.00       0.00             0.00        0.00         0.00                0.00
T1ACCRUAL   153,499,120.26    153,499,120.26      0.00       0.00             0.00        0.00         0.00      153,499,120.26
T1A1F         1,570,246.70      1,570,246.70      0.00       0.00             0.00        0.00         0.00        1,570,246.70
T1A2F         1,570,246.70      1,570,246.70      0.00       0.00             0.00        0.00         0.00        1,570,246.70
T1A1A        19,235,207.87     19,235,207.87      0.00       0.00             0.00        0.00         0.00       19,235,207.87
T1M1              8,912.05          8,912.05      0.00       0.00             0.00        0.00         0.00            8,912.05
T1M2              8,715.70          8,715.70      0.00       0.00             0.00        0.00         0.00            8,715.70
T22           1,570,246.70      1,570,246.70      0.00       0.00             0.00        0.00         0.00        1,570,246.70
T23           1,570,246.70      1,570,246.70      0.00       0.00             0.00        0.00         0.00        1,570,246.70
T24          19,235,207.87     19,235,207.87      0.00       0.00             0.00        0.00         0.00       19,235,207.87
T25               8,912.05          8,912.05      0.00       0.00             0.00        0.00         0.00            8,912.05
----------------------------------------------------------------------------------------------------------------------------------
TOTALS      198,277,062.60    198,277,062.60      0.00       0.00             0.00        0.00         0.00      198,277,062.60
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                             CURRENT                           CURRENT
             PRINCIPAL                                                          PRINCIPAL                         PASS-THRU
CLASS         FACTOR              PRINCIPAL       INTEREST         TOTAL        FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
T1ACCRUAL  1,000.00000000        0.00000000       0.00000000     0.00000000   1,000.00000000         T1ACCRUAL     9.900000%
T1A1F      1,000.00000000        0.00000000       0.00000000     0.00000000   1,000.00000000         T1A1F         9.900000%
T1A2F      1,000.00000000        0.00000000       0.00000000     0.00000000   1,000.00000000         T1A2F         9.900000%
T1A1A      1,000.00000000        0.00000000       0.00000000     0.00000000   1,000.00000000         T1A1A         9.900000%
T1M1       1,000.00000000        0.00000000       0.00000000     0.00000000   1,000.00000000         T1M1          9.531600%
T1M2       1,000.00000000        0.00000000       0.00000000     0.00000000   1,000.00000000         T1M2         10.278000%
T22        1,000.00000000        0.00000000       0.00000000     0.00000000   1,000.00000000         T22           9.900000%
T23        1,000.00000000        0.00000000       0.00000000     0.00000000   1,000.00000000         T23           9.900000%
T24        1,000.00000000        0.00000000       0.00000000     0.00000000   1,000.00000000         T24           9.900000%
T25        1,000.00000000        0.00000000       0.00000000     0.00000000   1,000.00000000         T25           9.531600%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS     1,000.00000000        0.00000000       0.00000000     0.00000000   1,000.00000000
-------------------------------------------------------------------------------------------



If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN SCHLUTER
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.schluter@chase.com
                     ---------------------------------------



                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2000


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                                   ENDING
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1F       34,480,000.00     34,480,000.00     238,860.12     202,713.67       441,573.79     0.00        0.00     34,241,139.88
A2F       18,820,000.00     18,820,000.00           0.00     112,449.50       112,449.50     0.00        0.00     18,820,000.00
A1A       81,771,000.00     81,771,000.00     362,170.34     207,695.50       569,865.84     0.00        0.00     81,408,829.66
M1        11,531,000.00     11,531,000.00           0.00      72,693.35        72,693.35     0.00        0.00     11,531,000.00
M2         7,825,000.00      7,825,000.00           0.00      51,612.40        51,612.40     0.00        0.00      7,825,000.00
B1         4,942,000.00      4,942,000.00           0.00      35,850.09        35,850.09     0.00        0.00      4,942,000.00
B2         2,471,000.00      2,471,000.00           0.00      18,326.58        18,326.58     0.00        0.00      2,471,000.00
N          7,290,000.00      7,290,000.00     471,357.34      54,675.00       526,032.34     0.00        0.00      6,818,642.66
R2                 0.00              0.00           0.00           0.00             0.00     0.00        0.00              0.00
------------------------------------------------------------------------------------------------------------------------------
TOTALS   169,130,000.00    169,130,000.00   1,072,387.80     756,016.09     1,828,403.89     0.00        0.00    168,057,612.20
--------------------------------------------------------------------------------------------------------------------------------
X                  0.00              0.00           0.00           0.00             0.00     0.00        0.00              0.00
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                               CURRENT
            BEGINNING                                                          ENDING                         PASS-THRU
CLASS       PRINCIPAL             PRINCIPAL        INTEREST       TOTAL        PRINCIPAL          CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1F       1,000.00000000        6.92749768       5.87916676    12.80666444     993.07250232     A1F             7.055000%
A2F       1,000.00000000        0.00000000       5.97500000     5.97500000   1,000.00000000     A2F             7.170000%
A1A       1,000.00000000        4.42908048       2.53996527     6.96904575     995.57091952     A1A             7.033750%
M1        1,000.00000000        0.00000000       6.30416703     6.30416703   1,000.00000000     M1              7.565000%
M2        1,000.00000000        0.00000000       6.59583387     6.59583387   1,000.00000000     M2              7.915000%
B1        1,000.00000000        0.00000000       7.25416633     7.25416633   1,000.00000000     B1              8.705000%
B2        1,000.00000000        0.00000000       7.41666532     7.41666532   1,000.00000000     B2              8.900000%
N         1,000.00000000       64.65807133       7.50000000    72.15807133     935.34192867     N               9.000000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS    1,000.00000000        6.34061255       4.47002950    10.81064205     993.65938745
-------------------------------------------------------------------------------------------





If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN SCHLUTER
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.schluter@chase.com
                     ---------------------------------------


                                     -7-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2000


Sec. 4.06(iii) O/C Amount                                                             2,882,627.22
Sec. 4.06(iii) Targeted O/C Amount                                                    2,882,627.22
Sec. 4.06(iii) O/C Deficiency Amount                                                          0.00
Sec. 4.06(iii) O/C Release Amount                                                             0.00
Sec. 4.06(iii) Monthly Excess Interest                                                  590,179.35
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                          590,179.35
Sec. 4.06(iii) Extra Principal Distribution Amount                                        1,072.01

Sec. 4.06(iv) Servicing Compensation                                                          0.00
Sec. 4.06(iv) Servicing Fee                                                             119,182.90
Sec. 4.06(iv) Special Servicing Fee Accrued                                               8,400.00
Sec. 4.06(iv) Special Servicing Fee Paid                                                  8,400.00

Sec. 4.06(vi) Ending Collateral Balance Group 1.00 Total                              82,534,531.72
Sec. 4.06(vi) Ending Collateral Balance Group 1.00 Sub-Group 1                        10,410,745.79
Sec. 4.06(vi) Ending Collateral Balance Group 1.00 Sub-Group 2                        72,123,785.93
Sec. 4.06(vi) Ending Collateral Balance Group 2.00 Total                              81,587,065.03

Sec. 4.06(vii) Total Beginning Number of Loans                                             1,980.00
Sec. 4.06(vii) Group 1A Beginning Number of Loans                                            387.00
Sec. 4.06(vii) Group 1B Beginning Number of Loans                                            875.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                     1,262.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                       718.00

Sec. 4.06(vii) Total Ending Number of Loans                                                1,970.00
Sec. 4.06(vii) Group 1A Ending Number of Loans                                               382.00
Sec. 4.06(vii) Group 1B Ending Number of Loans                                               873.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                        1,255.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                          715.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                                  10.31%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                         9.82%
Sec. 4.06(vii) Group 1A Weighted Average Mortgage Rate                                        8.21%
Sec. 4.06(vii) Group 1B Weighted Average Mortgage Rate                                       10.00%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                        10.81%

Sec. 4.06(vii)Group 1A Weighted Average Term to Maturity                                      270.00
Sec. 4.06(vii)Group 1B Weighted Average Term to Maturity                                      268.00
Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                       268.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                       337.00


                                      -8-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2000


Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month            88            5,674,552.91            6.88 %
                   2 Months           31            2,440,626.68            2.96 %
                   3+Months           68            4,773,107.65            5.78 %
                   Total             187           12,888,287.24           15.62 %

                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month            53            6,821,413.75            8.36 %
                   2 Months           23            2,716,715.29            3.33 %
                   3+Months           26            2,453,804.55            3.01 %
                   Total             102           11,991,933.59            14.7 %


                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month          141           12,495,966.66            7.61 %
                    2 Months          54            5,157,341.97            3.14 %
                    3+Months          94            7,226,912.20             4.4 %
                    Total            289           24,880,220.83           15.15 %

                               Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1A                                         23.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1A                                   721,846.43
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1B                                         65.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1B                                 4,952,706.48
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 2                                          53.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 2                                  6,821,413.75

Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1A                                         10.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1A                                   396,806.29
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1B                                         21.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1B                                 2,043,820.39
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 2                                          23.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 2                                  2,716,715.29

Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1A                                        12.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1A                                  773,123.57
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1B                                        56.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1B                                3,999,984.08
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 2                                         26.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 2                                 2,453,804.55


Sec. 4.03(viii)Loans in Foreclosures
          Loans in Foreclosure
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    0                   0.00            0.00%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    0                   0.00            0.00%

                                                 Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    0                   0.00            0.00%



Sec. 4.06(viii) Number of Foreclosures in Group 1A                                               0.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1A                                              0.00
Sec. 4.06(viii) Number of Foreclosures in Group 1B                                               0.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1B                                              0.00
Sec. 4.06(viii) Number of Foreclosures in Group 2                                                0.00
Sec. 4.06(viii) Balance of Foreclosures in Group 2                                               0.00


                                      -9-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2000


Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  47      3,564,024.71                  4.32%


                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  15      1,468,669.79                  1.80%


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  62      5,032,694.50                  3.07%



Sec. 4.06(viii) Number of Bankruptcies in Group 1A                                     4.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1A                              201,858.61
Sec. 4.06(viii) Number of Bankruptcies in Group 1B                                    43.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1B                            3,362,166.10
Sec. 4.06(viii) Number of Bankruptcies in Group 2                                     15.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 2                             1,468,669.79


Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

Sec. 4.06(viii) Number of Reo's in Group 1A                                             0.00
Sec. 4.06(viii) Balance of Reo's in Group 1A                                            0.00
Sec. 4.06(viii) Number of Reo's in Group 1B                                             0.00
Sec. 4.06(viii) Balance of Reo's in Group 1B                                            0.00
Sec. 4.06(viii) Number of Reo's in Group 2                                              0.00
Sec. 4.06(viii) Reo's in Group 2                                                        0.00

Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(viii) REO Book Value Group 1A                                                 0.00
Sec. 4.06(viii) REO Book Value Group 1B                                                 0.00
Sec. 4.06(viii) REO Book Value Group 2                                                  0.00

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1A                                                     19,015.34
Principal Prepayments Group 1B                                                     75,615.23
Principal Prepayments Group 2                                                     317,882.79

Sec. 4.06(xii) Prepayment Penalties/Premiums                                            0.00

Sec. 4.06(xii) Realized Losses
Realized Losses Incurred in Group 1A                                                    0.00
Realized Losses Incurred in Group 1B                                                    0.00
Realized Losses Incurred in Group 3                                                     0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B Unpaid Realized Loss Amount                                      0.00
Sec. 4.02(xiv) Class B Applied Realized Loss Amortization Amount                        0.00



                                                -10-

                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2000



Sec. 4.06(xv) Excess Reserve Fund
Beginning Balance                                                                       5,000.00
Proceeds from Permitted Investments                                                         0.00
Deposits to the Excess Reserve Fund                                                         0.00
Ending Balance                                                                          5,000.00

Sec. 4.06(xvi) Class N Reserve Fund
Beginning Balance                                                                           0.00
Deposits to fund the Class N Reserve Account                                           54,675.00
Proceeds from Permitted Investments                                                         0.00
Unpaid Interest Payments Made to the N Class                                                0.00
Ending Balance                                                                         54,675.00

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                         0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                         1,647.22

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                                          0.00
Sec. 4.06(xxii)UnpaidLibor Carryover Amount - Class A-1A                                    0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                                         0.00
Class A1F Unpaid Interest Shortfall                                                         0.00
Class A2F Unpaid Interest Shortfall                                                         0.00
Class M1 Unpaid Interest Shortfall                                                          0.00
Class M2 Unpaid Interest Shortfall                                                          0.00
Class B Unpaid Interest Shortfall                                                           0.00
Class N Unpaid Interest Shortfall                                                           0.00

Sec. 4.06(xiv) Has the Trigger Event Occured                                                 NO

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                       N/A

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance        0.00 %

Sec. 4.06(xxv) Available Funds by Group
Available Funds                                                                     1,893,126.11
Interest Remittance Amount                                                          1,293,167.65
Principal Remittance Amount                                                           599,958.46

Sec 4.06 Repurchased Principal                                                              0.00

Sec 4.06 Class X Distributable Amount                                                       0.00
